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                                                                   EXHIBIT 32.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Robert M. Neumeister, Jr., Chief Financial Officer and Executive Vice President of Dex Media East LLC (the "Registrant"), hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

       The Annual Report on Form 10-K of the Registrant for the period ending December 31, 2003 (the "Periodic Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

       The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 29, 2004

                                            /s/ ROBERT M. NEUMEISTER, JR.
                                            -----------------------------
                                            Robert M. Neumeister, Jr.
                                            Executive Vice President and Chief
                                            Financial Officer
                                            (principal financial officer)